UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	July 30, 2018

SOLBRIGHT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27587	22-3586087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Gateway Center, 26th Floor Newark, NJ 07102
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(973) 339-3855
N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

On July 30, 2018, Solbright Group, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Iota Networks, LLC, an Arizona limited liability company and a direct wholly owned subsidiary of the Company (the “Merger Sub”), M2M Spectrum Networks, LLC, an Arizona limited liability company (“M2M”), and Spectrum Networks Group, LLC, an Arizona limited liability company and the majority member of M2M (“Spectrum”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into M2M (the “Merger”), a dedicated Internet of Things (IoT) network access and IoT solutions company, with M2M continuing as the surviving entity and a wholly owned subsidiary of the Company.

In connection with the Merger, the Company plans to change its name to “Iota Communications, Inc.” (the “Name Change”), a name which will more accurately reflect the combined company’s business focus.

Upon consummation of the Merger, it is anticipated that there will be a change in control of the Company, with the former owners of M2M effectively acquiring control of the Company. Pursuant to the Merger Agreement, at the effective time of the Merger:

●	M2M’s 90,925,518 common equity units will be exchanged for an aggregate of 128,580,433 shares of the Company’s Common Stock, $0.0001 par value per share (“Common Stock”);

●	M2M’s 14,559,737 profit participation units will be exchanged for an aggregate of 14,686,199 shares of the Company’s Common Stock; and

●

Warrants to purchase 1,372,252 common equity units of M2M will be exchanged for warrants to purchase an aggregate of 11,993,273 shares of the Company’s Common Stock, at an exercise price of $0.35 per share.

The parties intend for the Merger to qualify as a tax-free exchange under Section 351 of the Internal Revenue Code of 1986, as amended.

The closing of the Merger is subject to the completion of certain restructuring transactions by M2M and Spectrum, approval by holders of more than 50% of the Company’s Common Stock, appointment of certain officers and execution of employment agreements with those officers, and other customary closing conditions.

The Merger Agreement may be terminated (a) at any time by mutual consent of the parties; (b) automatically, if the Merger does not close by September 30, 2018, as such date may be extended by mutual consent of the parties; (c) by the Company if it receives an unsolicited, bona fide written offer by a third-party that the Company’s board of directors (“Board”) determines, in its good faith judgment, would result in a transaction that is more favorable to Company’s stockholders than the Merger; provided, however, that such termination (i) would require the Company to pay Spectrum a $2,000,000 break-up fee, plus legal and professional fees incurred in connection with the Merger and related transactions, and (ii) may not be exercised by the Company following receipt of the approval of the Merger by the holders of more than 50% of the Company’s Common Stock; (d) by operation of law; or (e) by either party if the other party breaches or fails to observe or perform in any material respect any of its covenants or obligations under the Merger Agreement, or if any representation or warranty of the other party contained in the Merger Agreement is determined to be inaccurate prior to the closing of the Merger.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this report and incorporated herein by reference.

Item 3.02.     Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

Upon execution of the Merger Agreement, an aggregate of $5,038,712 of principal and accrued interest payable to Spectrum under 10% Secured Convertible Promissory Notes (the “Convertible Notes”) the Company issued to Spectrum pursuant to a Note Purchase Agreement between the parties, dated June 28, 2018, was converted into 5,038,712 shares of the Company’s Common Stock, at a conversion price of $1.00 per share, in full and complete satisfaction of the Company’s obligations to Spectrum under the Convertible Notes.

The issuance of the securities in connection with this transaction is exempt from registration under Section 4(a)(2) and/or Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission (the “SEC”) under of the Securities Act of 1933, as amended (the Securities Act”), as a transaction by an issuer not involving any public offering.

Item 5.01.     Changes in Control of Registrant.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

As of July 30, 2018, the holders of 18,413,061 shares of the Company’s Common Stock (approximately 51.0%) approved (a) the execution of the Merger Agreement and consummation of the Merger (subject to satisfaction or waiver of all conditions for closing), and (b) in connection with the Merger, the filing of a Certificate of Amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) to effect the Name Change. The filing of the Certificate of Amendment was also authorized by the Company’s Board on July 30, 2018, subject to receipt of stockholder approval.

Item 7.01.     Regulation FD Disclosure.

On July 31, 2018, the Company issued a press release with respect to the signing of the Merger Agreement. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of ours under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

Forward Looking Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect our operations, financial performance, and other factors as discussed in our filings with SEC. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended May 31, 2017. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” We do not undertake any duty to update any forward-looking statement except as required by law.

Item 8.01.     Other Events.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

In connection with the proposed Name Change, the Company will submit to the Financial Industry Regulatory Authority (“FINRA”) a voluntary request for the change of the Company’s corporate name and OTC trading symbol in the trading market. It is expected that the Company’s new name and trading symbol will be declared effective by FINRA, for OTC Markets trading purposes, in late August 2018. The Company will announce its new trading symbol once it is assigned by FINRA. In the meantime, the Company’s Common Stock will remain listed for quotation under the current symbol “SBRT.”

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Reorganization and Merger, dated July 30, 2018

99.1	Press Release, dated July 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2018	SOLBRIGHT GROUP, INC.

	By:	/s/ Terrence DeFranco
	Name:	Terrence DeFranco
	Title:	President and Chief Executive Officer

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